Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2016
CASH AND CASH EQUIVALENTS [Abstract]
Cash and Cash Equivalents
NOTE 3 - CASH AND CASH EQUIVALENTS
Cash and cash equivalents consist of the following:

	December 31, 2016	December 31, 2015
Cash on hand and at banks	$ 17,360	$ 26,332
Short-term deposits and highly liquid funds	—	418

Total cash and cash equivalents	$ 17,360	$ 26,750

Short-term deposits and highly liquid funds relate to amounts held in banks for general financing purposes. As of December 31, 2016, Navios Partners did not hold money market funds with duration of less than three months. As of December 31, 2015, Navios Partners held money market funds of $418 with duration of less than three months.
Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. Navios Partners does maintain cash deposits and equivalents in excess of government-provided insurance limits. Navios Partners also reduces exposure to credit risk by dealing with a diversified group of major financial institutions.
Restricted cash, at December 31, 2016, included $2,228, which related to amounts held in retention accounts as required by certain of Navios Partners' credit facilities and an amount of $5,500 held as security in the form of a letter of guarantee, relating to the chartering of a vessel. Restricted cash, at December 31, 2015 included $7,789, which related to amounts held in retention accounts as required by certain of Navios Partners' credit facilities.